SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



                                  July 1, 2002
                Date of Report (Date of earliest event reported)

                             ISEmployment.com, Inc.
             (Exact name of registrant as specified in its charter)


            Wyoming                    000-28611                  86-0970152
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                  203-380 Pelissier Street
                  Windsor, Ontario, Canada                     N9A 6W8
         (Address of principle executive offices)             (Zip Code)

                                 (519) 258-8318
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)


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Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Information required by item 304(a)(1) of Regulation S-K.

         (i) On July 1, 2002, Levitz, Zacks & Ciceric notified the Registrant that it had resigned.

         (ii) The reports of Levitz, Zacks & Ciceric on the consolidated financial statements of the Registrant as of September 30, 2000 and September 30, 2001, and for the years then ended, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle except that the report contained an explanatory paragraph that raised substantial doubt about the Registrant's ability to continue as a going concern.

         (iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the full Board of Directors of the Registrant.

         (iv) In connection with its audits for the two most recent fiscal years and through March 31, 2002, there have been no disagreements with Levitz, Zacks & Ciceric on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Levitz, Zacks & Ciceric would have caused Levitz, Zacks & Ciceric to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through March 31, 2002 there have been no reportable events (as defined in regulation S-K Item 304(a)(1)(v)).

(b)               [New Accountants?]
         -----------------------------------------------------------------------

(c) The Registrant has requested that Levitz, Zacks & Ciceric provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 8, 2002, is filed as Exhibit 16 to this Form 8-K.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.

         Exhibit                              Description
         -------           -----------------------------------------------------

           16 Letter, dated July 8, 2002, from Levitz, Zacks & Ciceric (filed herewith).





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 9, 2002                       ISEmployment.com, Inc.


                                            By: /s/ SCOTT MURRAY
                                               ---------------------------------
                                                     Scott Murray
                                                     (Principal Financial and
                                                     Accounting Officer)






                                INDEX TO EXHIBITS


         Exhibit                              Description
         -------           -----------------------------------------------------

            16 Letter, dated July 8, 2002, from Levitz, Zacks & Ciceric (filed herewith).